                                                                     EXHIBIT 4.2


NUMBER                                                                  SHARES
------                                                                  ------

                                                         See reverse for certain
                                                         definitions

                                                         CUSIP
                               FRANKLIN BANK, N.A.
                              SOUTHFIELD, MICHIGAN
                            CHARTERED UNDER THE LAWS
                         OF THE UNITED STATES OF AMERICA

                          FULLY PAID AND NON-ASSESSABLE
                [     ]% NONCUMULATIVE PREFERRED STOCK, SERIES A


THIS IS TO CERTIFY THAT:               IS THE OWNER OF THE ABOVE STATED NUMBER
OF SHARES OF [     ]% NONCUMULATIVE PREFERRED STOCK, SERIES A, PAR VALUE OF
$10.00 PER SHARE, OF FRANKLIN BANK, N.A. (THE "BANK"), A NATIONAL BANK CHARTERED UNDER THE LAWS OF THE UNITED STATES OF AMERICA. THE SHARES REPRESENTED BY THIS CERTIFICATE ARE TRANSFERABLE ONLY ON THE STOCK TRANSFER BOOKS OF THE BANK BY THE HOLDER OF RECORD HEREOF IN PERSON, OR BY HIS DULY AUTHORIZED ATTORNEY OR LEGAL REPRESENTATIVE, UPON THE SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED AND REGISTERED BY THE BANK'S TRANSFER AGENT AND REGISTRAR.

         THE INTEREST IN SAID BANK REPRESENTED BY THIS CERTIFICATE MAY NOT BE RETIRED OR WITHDRAWN EXCEPT AS PROVIDED IN THE ARTICLES OF ASSOCIATION AND BYLAWS OF THIS BANK. SUCH INTEREST IS NOT OF AN INSURABLE TYPE AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                  IN WITNESS WHEREOF, FRANKLIN BANK, N.A. HAS CAUSED THIS CERTIFICATE TO BE EXECUTED BY ITS DULY AUTHORIZED OFFICERS AND HAS CAUSED A FACSIMILE OF ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED.


         ___________________________ [SEAL] ___________________________________


                 COUNTERSIGNED: _______________________________
                                 TRANSFER AGENT AND REGISTRAR

                                BY:  __________________________
                                        AUTHORIZED SIGNATURE

         The securities represented by this Certificate are issued subject to all the provisions of the Articles of Association and Bylaws of the Bank, as from time to time amended or supplemented (copies of which are on file at the principal executive offices of the Bank) to all of which the holder, by acceptance hereof, assents.

         The Series A Preferred Stock will not be redeemable prior to _____________, 2002. On or after such date, the Series A Preferred Stock will be redeemable at the option of the Bank $10.00 per share, plus the quarterly accrued and unpaid dividends to the redemption date.

         The Bank will furnish to any stockholder, upon request and without charge, a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each authorized class of stock or series thereof and the qualifications, limitations or restrictions of any such preferences and/or rights, to the extent that the same have been fixed, and of the authority of the Board of Directors to designate the same with respect to other series. Such request may be made in writing to the Secretary of the Bank at its principal place of business.

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common                         UNIF GIFT MIN ACT        Custodian
                                                                                  -------           -------
         TEN ENT - as tenants by the entireties                                    (Cust)           (Minor)
         JT TEN  - as joint tenants with right of                        Under Uniform Gifts to Minors Act
                           survivorship and not as tenants
                           in common                                               -----------
                                                                                      (State)

         Additional abbreviations may also be used though not in the above list.


         For Value Received,______________hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
  ------------------------------
  ------------------------------

_______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


_______________________________________________________________________________

_____________________________________________________________________ shares of preferred stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________  Attorney
to transfer the said shares on the books of the within named Bank with full power of substitution in the premises.

Dated ___________________


                                 ______________________________________________
                                               (Signature)

                                 NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT
                                          MUST CORRESPOND WITH THE NAME AS
                                          WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT OR
                                          ANY CHANGE WHATEVER.